FCPT to Report Third Quarter 2020 Financial Results and Provides Rent Collection Update Conference Call and Webcast Scheduled for Wednesday, October 28, 2020 at 11:00 a.m. Eastern Time MILL VALLEY, Calif. -- Four Corners Property Trust (NYSE: FCPT), a real estate investment trust (REIT) primarily engaged in the ownership of high-quality, net-leased restaurant properties (“FCPT” or the “Company”), announced today that it will release financial results for the three and nine months ended September 30, 2020, after the market close on Tuesday, October 27, 2020. A conference call and audio webcast with analysts and investors will be held on Wednesday, October 28 at 11:00 a.m. Eastern Time, to discuss the results. Details for the call are listed below. Third Quarter Rent Collections Update As of October 1, 2020, the Company has received rent payments representing over 99% of its portfolio’s contractual base rent for the quarter ending September 30, 2020. Third Quarter Conference call details: Live conference call: 1-888-346-5243 (domestic) or 1-412-317-5120 (international) Live webcast: https://services.choruscall.com/links/fcpt201028.html Conference call replay available through January 28, 2021: 1-877-344-7529 (domestic) or 1-412-317-0088 (international) Replay access code: 10148405 The Company is enabling investors to pre-register for the earnings conference call so that they can expedite their entry into the call and avoid the need to wait for a live operator. In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10148405/d9fa80f30c and enter their contact information. Investors will then be issued a personalized phone number and PIN to dial into the live conference call. Individuals can pre-register any time prior to the start of the conference call on Wednesday, October 28. About FCPT: FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the acquisition and leasing of restaurant properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at www.fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, as supplemented by the risk factor described under “Item 1A. ‘Risk Factors’” in the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on August 3, 2020, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO